Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer of Morgan’s Foods, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Quarterly Report on Form 10-Q of the Company for the period ended November 6, 2005, (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 21, 2005

/s/ Leonard R. Stein-Sapir
Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer

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